UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2007

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 80203

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2007, the Board of Directors (the “Board”) of Newmont Mining Corporation (the “Company”) voted to increase the size of the Board from 12 to 14 members and elected Richard T. O’Brien and Joseph A. Carrabba to fill the newly created vacancies. Mr. O’Brien and Mr. Carrabba were not appointed to serve on any committees of the Board. As of the date of this current report on Form 8-K, the Company had not determined to which committees, if any, Mr. Carrabba and Mr. O’Brien may be appointed and the Company will provide this information by filing an amendment to this current report on Form 8-K within four business days after the information is determined or becomes available. There is no arrangement or understanding between either of Mr. O’Brien or Mr. Carrabba and any other persons pursuant to which they were selected as directors. There have been no transactions with Newmont that exceed $120,000 in which Mr. O’Brien or Mr. Carrabba had a direct or indirect interest, per Item 404(a) of Regulation S-K.

In connection with Mr. Carrabba’s election to the Board, he was granted director stock units on June 5, 2007, having a fair market value of $75,000. Mr. Carrabba will also receive compensation as a non-employee director in accordance with the Company’s director compensation policies as described in its 2007 Proxy Statement, dated March 5, 2007. Mr. O’Brien will not receive compensation as a director of the Company.

On June 4, 2007, the Board elected Richard T. O’Brien as the Company’s Chief Executive Officer and President, effective July 1, 2007, which is subject to no fixed term. Mr. O’Brien, 53, served as President and Chief Financial Officer since April 2006, and served as Executive Vice President and Chief Financial Officer from September 2006 to April 2007. He previously served as Senior Vice President and Chief Financial Officer from September 2005 to September 2006. Mr. O’Brien was Executive Vice and Chief Financial Officer of AGL Resources from April 2001 to September 2005. Mr. O’Brien is also a Director of Inergy Holdings GP, LLC. There is no arrangement or understanding between Mr. O’Brien and any other persons pursuant to which he was elected as the Chief Executive Officer and President.

On June 4, 2007, Wayne W. Murdy informed the Company of his intention to retire as Chief Executive Officer as of July 1, 2007. Mr. Murdy will continue to serve as Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: June 8, 2007